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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 17, 2007


                             MITY ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

        Utah                       0-23898                      87-0448892
  (State or other                (Commission                  (IRS Employer
   jurisdiction                  File Number)                 Identification
 of incorporation)                                                 No.)


                              1301 West 400 North
                               Orem, Utah 84057
               (Address of principal executive offices, zip code)

      Registrant's telephone number, including area code:  (801) 224-0589


                                        N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 17, 2007, MITY Holdings, LLC announced that it had completed its acquisition of MITY Enterprises, Inc. ("MITY") by merging FP Merger Sub, Inc. ("Merger Sub") (a wholly owned subsidiary of MITY Holdings, LLC ("Parent")) with and into MITY, with MITY being the surviving corporation.

In the merger, each share of MITY common stock outstanding immediately prior to the merger was converted into the right to receive $21.50 in cash, without interest and each option to purchase common stock of the Company then outstanding will be cancelled and option holders will receive the excess, if any, of the merger consideration over the option exercise price for each share subject to the option, less any applicable withholding taxes. Following completion of the merger, Parent owns 100% of the voting securities of MITY.

A copy of the press release dated July 17, 2007 announcing the completion of the merger is attached as Exhibit 99.1 and incorporated by reference herein.


Item 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

The information set forth in Item 2.01 above in this Current Report is incorporated by reference herein. As a result of the closing of the merger on July 17, 2007, the Company notified the NASDAQ Stock Market LLC ("Nasdaq") that the closing of the merger had occurred. Nasdaq subsequently suspended the trading of MITY's common stock and filed a Form 25 with the Securities and Exchange Commission to effect the delisting of MITY's common stock.


Item 5.01 CHANGE IN CONTROL OF REGISTRANT

The information set forth above in this Current Report is incorporated by reference herein.


Item 8.01 OTHER EVENTS

On July 17, 2007, MITY issued the press release attached hereto as Exhibit 99.1, which press release is incorporated by reference herein.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 Press Release of MITY Enterprises, Inc. dated July 17, 2007









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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MITY ENTERPRISES, INC.


Date: July 17, 2007                       /s/ Paul R. Killpack
                                          -------------------------------
                                          Paul R. Killpack
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)